AMENDMENT NO. 5 TO FEE WAIVER AGREEMENT

      AGREEMENT by and between Touchstone Funds Group Trust, a Delaware business trust (the "Trust") and Touchstone Advisors, Inc. (the "Advisor").

      WHEREAS, the Trust and the Advisor entered into a Fee Waiver Agreement dated March 1, 2006, as amended November 20, 2006, February 1, 2007, May 11, 2007 and July 20, 2007 whereby the Advisor agreed to limit certain Funds "Other Expenses" for the length of time and limits stated in the Agreements; and

      WHEREAS, the Trust and the Advisor wish to amend the Amended Agreement as of December 3, 2007 to reflect the addition of the Premium Yield Equity Fund.

      NOW THEREFORE, the Advisor hereby agrees to limit the Funds' expenses for the length of time and the limits stated in this Amended Agreement.

      OTHER EXPENSES LIMITS

------------------------------------------------------------------------------------------------------
FUND                                  LENGTH/TYPE OF LIMITATION            OTHER EXPENSES LIMIT
------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class A       Contractual waiver through           0.35%
                                      3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class C       Contractual waiver through           0.35%
                                      3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Y       Contractual waiver through           0.10%
                                      3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and        Contractual waiver through           0.15%
High Income Fund Class Y              3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select       Contractual waiver through           0.25%
Growth Fund Class Y                   3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed       Contractual waiver through           0.24%
Income Fund Class Z                   3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration       Contractual waiver through           0.19%
Fixed Income Fund Class Z             3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Value  Opportunities       Contractual waiver through           0.35%
Fund Class Z                          3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Value  Opportunities       Contractual waiver through           0.35%
Fund Class A                          3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Value  Opportunities       Contractual waiver through           0.35%
Fund Class C                          3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value            Contractual waiver through           0.30%
Opportunities Fund Class A            8/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value            Contractual waiver through           0.30%
Opportunities Fund Class C            8/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value            Contractual waiver through           0.30%
Opportunities Fund Class Z            3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap      Contractual waiver through           0.35%
Value Fund Class A                    3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap      Contractual waiver through           0.35%
Value Fund Class C                    3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap      Contractual waiver through           0.35%
Value Fund Class Z                    3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Healthcare and             Contractual waiver through           0.30%
Biotechnology Fund Class A            3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Healthcare and             Contractual waiver through           0.30%
Biotechnology Fund Class C            3/1/2008
------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed          Contractual waiver through           0.40%
Income Fund Class I                   3/1/2008
------------------------------------------------------------------------------------------------------

         OTHER EXPENSES AND SHAREHOLDER SERVICES FEES LIMITS

------------------------------------------------------------------------------------------------------
FUND                                  LENGTH/TYPE OF LIMITATION            OTHER EXPENSES AND
                                                                           SHAREHOLDER SERVICES
                                                                           FEES LIMIT
------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Z       Contractual waiver through           0.35%
                                      3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select       Contractual waiver through           0.50%
Growth Fund Class Z                   3/1/2008
-------------------------------------------------------------------------------------------------------

OTHER EXPENSES AND DISTRIBUTION AND/OR SHAREHOLDER SERVICES FEES LIMITS

------------------------------------------------------------------------------------------------------
FUND                                  LENGTH/TYPE OF LIMITATION            OTHER EXPENSES AND
                                                                           DISTRIBUTION AND/OR
                                                                           SHAREHOLDER SERVICES
                                                                           FEES LIMIT
------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and        Contractual waiver through           0.40%
High Income Fund Class A              3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and        Contractual waiver through           1.15%
High Income Fund Class C              3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund     Contractual waiver through           0.40%
Class A                               3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund     Contractual waiver through           1.15%
Class C                               3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund    Contractual waiver through           0.40%
Class A                               3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund Class A     Contractual waiver through           0.40%*
                                      3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund Class C     Contractual waiver through           1.15%*
                                      3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Family Heritage Fund       Contractual waiver through           0.40%
Class A                               3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Family Heritage Fund       Contractual waiver through           1.15%
Class C                               3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund       Contractual waiver through           0.40%
Class A                               3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone International Equity       Contractual waiver through           0.50%*
Fund Class A                          3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone International Equity       Contractual waiver through           1.25%*
Fund Class C                          3/1/2008
-------------------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond      Contractual waiver through           0.50%
Fund Class II                         3/1/2008
-------------------------------------------------------------------------------------------------------

*The fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities.

         MAXIMUM OPERATING EXPENSE LIMITS

------------------------------------------------------------------------------------------------------
FUND                                  LENGTH/TYPE OF LIMITATION            MAXIMUM OPERATING
                                                                           EXPENSE LIMITS
------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity       Contractual waiver through           1.20%
Fund Class A                          12/15/2008
-------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity       Contractual waiver through           1.95%
Fund Class C                          12/15/2008
-------------------------------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the parties hereto have caused the Amended Agreement to become effective as of December 3, 2007.

TOUCHSTONE FUNDS GROUP TRUST


By:    /s/ Greg Harris
       ---------------------------------

Name:  Greg Harris
       ---------------------------------

Title: Vice President
       ---------------------------------

TOUCHSTONE ADVISORS, INC.


By:    /s/ William Dent
       ---------------------------------

Name:  William Dent
       ---------------------------------

Title: Senior Vice President
       ---------------------------------